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                                                                    EXHIBIT 32.1

                    Certification of Chief Executive Officer
              of Citizens, Inc. Pursuant to 18 U.S.C. Section 1350

      I, Rick D. Riley, certify that:

      In connection with the Annual Report on Form 10-K of Citizens, Inc (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick D. Riley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Rick D. Riley
                                               ---------------------------------
                                               Name:  Rick D. Riley
                                               Title: Chief Executive Officer
                                               Date:  March 9, 2004